[GRAPHIC OMITTED]

                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

                                     ANNUAL
                                     REPORT
                                OCTOBER 31, 2000

                                 WARBURG PINCUS
                              EMERGING MARKETS FUND
                              (INSTITUTIONAL CLASS)

More complete information about the Fund, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE FUND'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.


RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.


INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.


THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000
Dear Shareholder:

   For the period February 11, 2000 (inception date) through October 31, 2000, the Institutional Class shares of Warburg Pincus Emerging Markets Fund had a loss of 36.54%, vs. a loss of 27.15% for the Morgan Stanley Emerging Markets Free Index.

   The period was a volatile and ultimately negative one for emerging stock markets. The group initially rallied, buoyed by optimism over global economic growth and a dissipation of "Y2K" computer bug worries (emerging markets were believed to be quite vulnerable to the potential glitch). However, turmoil hit these stocks in April and May, reflecting concerns over interest rates within developed markets and a sharp downturn in the NASDAQ, the technology-heavy U.S. stock index. These factors curbed investors' appetite for risk, to put it mildly. Emerging stock markets languished over the remainder of the period, with rising energy costs and a weakening euro adding to the uncertainty.

   Against this backdrop, the Fund had a loss, hindered by the difficult environment for emerging stock markets and by weakness in certain areas, most specifically the telecommunications and electronics sectors. In terms of sector attribution, factors that supported the Fund included well-timed overweightings in China, Mexico and Turkey.

   We made few major changes to the Fund during the period with respect to regional emphasis. Our primary focus was on Asia, with a continued emphasis on North Asian economies, most specifically South Korea, Taiwan and China. Our favorable view on these markets is based on their potential to benefit from rising export demand, in particular for software and semiconductor products. In addition, we believe that valuations on a number of stocks here are compelling, both in absolute terms and compared to emerging-market technology stocks broadly. We generally continued to avoid Southeast Asia, reflecting the more attractive stocks we saw elsewhere from a risk/reward perspective.

   We ended the period with an underweighting in Eastern/Central Europe, based on our general concerns over the region's vulnerability to a weak euro and high oil prices. However, we maintained an overweighting in Turkey, reflecting our optimism over the country's ongoing International Monetary Fund-sanctioned financial reforms (though we scaled back this position late in the period based on valuation considerations). We also established a modest position in Russia, where we believe the macroeconomic and

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

political   environment   is   improving,   some   near-term    financial-market
uncertainties notwithstanding. One weighting we pared during the period was Hungary, where we saw declining potential for positive market catalysts.

   Our Latin America exposure remained concentrated on Mexico and Brazil, the region's dominant economies. We raised our Mexican weighting in late June, in the belief that its market had fully discounted any unfavorable July election results. We then pared our weighting back to a roughly neutral position after the market rallied on the victory of the reform-minded opposition candidate. We ended the period with a modest overweighting in Brazil, which stands to benefit from an improving inflation and interest-rate backdrop. Elsewhere in the region, we established a small position in Chile.

   With regard to sector allocation, areas of emphasis for the Fund continued to include information-technology ("IT") companies, a number of which in our view have good longer-term prospects. Our IT holdings remained concentrated in Asia and Israel. We ended the period with an overweighting in telecommunications services, where our holdings included Asian cellular stocks and Latin American fixed-line names. Within the financial segment, our focus was on companies that stand to benefit from financial and economic reforms, particularly within Europe and Latin America.

   Looking ahead, emerging markets could remain weak over the next few months and perhaps beyond. Clearly, investors are concerned that a slowing global economy will hamper the group's earnings prospects, especially within certain areas. In addition, ongoing volatility in the technology area could continue to suppress investors' risk tolerance. However, we see grounds for optimism regarding these markets over the longer term. The group's valuations currently range from reasonable to very compelling. Indeed, we believe that a large number of these stocks have been oversold, priced to a "worst case" scenario in many cases. Barring another surge in oil prices or a recession in developed economies, this stands to draw increased investor attention to the group. For our part, we will continue to focus on markets where we see attractive valuations, potential for strong domestic liquidity and some degree of insulation from global concerns.

Richard Watt
Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

WARBURG PINCUS EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

   GROWTH OF $10,000 INVESTED IN INSTITUTIONAL CLASS SHARES OF WARBURG PINCUS
          EMERGING MARKETS FUND SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Institutional Class shares of Warburg Pincus Emerging Markets Fund (the "Fund") from February 11, 2000 (inception) to October 31, 2000, compared to the Morgan Stanley Emerging Markets Free Index ("MS Emerging Markets Free Index")* for the same time period.
                                  Total Return
                                Since Inception
                                    02/11/00
                          (Institutional Class shares)
                                    -36.54%

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                              MS Emerging
                               Markets
                   Fund       Free Index
                  --------    ----------
02/11/00          10000        10000
03/31/00           9074.1      10049
04/30/00           7959.07      9096.35
05/31/00           7762.8       8720.68
06/30/00           8029.38      9027.64
07/31/00           7643.97      8563.62
08/31/00           7665.07      8605.58
09/30/00           6809.34      7854.32
10/31/00           6346.3       7284.88

                                         FUND
                                         ----
Total Return Since Inception
   (2/11/00 to 9/30/00) .............  -31.91%

------------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                 NUMBER
                                                                   OF
                                                                 SHARES     VALUE
                                                                 ------     -----
COMMON STOCKS (87.9%)
BRAZIL (10.8%)
ENERGY (2.6%)
    Petroleo Brasileiro SA ADR (Common shares) (1)               22,200   $  645,187
    Petroleo Brasileiro SA ADR (Preference shares)               37,300      989,177
                                                                          ----------
                                                                           1,634,364
                                                                          ----------
FOOD & DRUG RETAILING (1.3%)
    Companhia Brasileira de Distribuicao
      Grupo Pao de Acucar ADR                                    23,700      844,312
                                                                          ----------
FOOD, BEVERAGE & TOBACCO (1.6%)
    Companhia de Bebidas das Americas (Ambev) ADR                44,875    1,012,492
                                                                          ----------
MATERIALS (1.3%)
    Companhia Vale do Rio Doce ADR                               36,000      841,500
                                                                          ----------
TELECOMMUNICATION SERVICES (3.5%)
    Embratel Participacoes SA ADR                                56,500      914,594
    Tele Norte Leste Participacoes SA ADR                        59,455    1,315,442
                                                                          ----------
                                                                           2,230,036
                                                                          ----------
UTILITIES (0.5%)
    Centrais Electricas Brasileiras ADR                          33,600      298,425
                                                                          ----------
    TOTAL BRAZIL                                                           6,861,129
                                                                          ----------
CHILE (1.5%)
FOOD & DRUG RETAILING (0.4%)
    Distribucion y Servicio SA ADR                               15,400      275,275
                                                                          ----------
FOOD, BEVERAGE & TOBACCO (0.5%)
    Compania Cervecerias Unidas SA ADR (1)                       15,000      289,688
                                                                          ----------
TELECOMMUNICATION SERVICES (0.0%)
    Companhia de Telecomunicaciones de Chile SA ADR (1)             100        1,525
                                                                          ----------
UTILITIES (0.6%)
    Enersis SA ADR (1)                                           21,400      379,850
                                                                          ----------
    TOTAL CHILE                                                              946,338
                                                                          ----------
CHINA (5.4%)
ENERGY (1.8%)
    PetroChina Co., Ltd.                                      5,348,000    1,124,619
                                                                          ----------
REAL ESTATE (0.1%)
    China Resources Enterprises Co., Ltd.                        40,000       45,135
                                                                          ----------
TELECOMMUNICATION SERVICES (2.0%)
    China Unicom ADR (1)                                         63,265    1,296,933
                                                                          ----------
TRANSPORTATION (0.6%)
    Guangshen Railway Co., Ltd.                               3,121,476      380,236
                                                                          ----------
UTILITIES (0.9%)
    Huaneng Power International, Inc. ADR                        36,700      559,675
                                                                          ----------
    TOTAL CHINA                                                            3,406,598
                                                                          ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                 NUMBER
                                                                   OF
                                                                 SHARES     VALUE
                                                                 ------     -----
COMMON STOCKS (CONT'D)
EGYPT (0.0%)
BANKS (0.0%)
    Commercial International Bank, Ltd.                              26   $      228
                                                                          ----------
    TOTAL EGYPT                                                                  228
                                                                          ----------
GREECE (2.8%)
BANKS (1.2%)
    Alpha Credit Bank                                            20,705      763,644
                                                                          ----------
TELECOMMUNICATION SERVICES (1.6%)
    Hellenic Telecommunication Organization SA ADR              113,200      990,500
                                                                          ----------
    TOTAL GREECE                                                           1,754,144
                                                                          ----------
HONG KONG (5.9%)
AUTOMOBILES & COMPONENTS (0.1%)
    Denway Motors, Ltd. (1)                                     428,000       69,149
                                                                          ----------
CAPITAL GOODS (1.3%)
    Citic Pacific, Ltd.                                         212,000      850,844
                                                                          ----------
CONSUMER DURABLES & APPAREL (0.1%)
    Guangdong Kelon Electrical Holdings Co., Ltd.                40,738        7,574
    Li & Fung, Ltd.                                              20,000       37,185
                                                                          ----------
                                                                              44,759
                                                                          ----------
DIVERSIFIED FINANCIALS (0.0%)
    Beijing Enterprises Holding Co.                              11,100       10,105
                                                                          ----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.3%)
    Legend Holdings, Ltd.                                       944,000      798,888
                                                                          ----------
TELECOMMUNICATION SERVICES (3.1%)
    China Mobile, Ltd. (1)                                        2,500       16,108
    China Mobile, Ltd. ADR (1)                                   64,400    1,972,250
                                                                          ----------
                                                                           1,988,358
                                                                          ----------
    TOTAL HONG KONG                                                        3,762,103
                                                                          ----------
HUNGARY (1.3%)
BANKS (0.5%)
    OTP Bank RT                                                   5,364      248,497
    OTP Bank RT ADR                                               1,400       64,858
                                                                          ----------
                                                                             313,355
                                                                          ----------
PHARMACEUTICALS & BIOTECHNOLOGY (0.2%)
    Gedeon Richter                                                3,000      144,750
                                                                          ----------
TELECOMMUNICATION SERVICES (0.6%)
    Matav RT ADR                                                 14,800      347,800
                                                                          ----------
    TOTAL HUNGARY                                                            805,905
                                                                          ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                 NUMBER
                                                                   OF
                                                                 SHARES     VALUE
                                                                 ------     -----
COMMON STOCKS (CONT'D)
INDIA (3.6%)
AUTOMOBILES & COMPONENTS (0.2%)
    Mahindra & Mahindra, Ltd. (1)                                 1,750   $    4,787
    Mahindra and Mahindra, Ltd. GDR                              31,400       86,350
                                                                          ----------
                                                                              91,137
                                                                          ----------
BANKS (0.3%)
    State Bank of India, Ltd. GDR                                32,100      216,675
                                                                          ----------
CAPITAL GOODS (0.0%)
    Larsen & Toubro, Ltd.                                         2,093        6,621
    Larsen & Toubro, Ltd. GDR                                     1,800       11,340
                                                                          ----------
                                                                              17,961
                                                                          ----------
DIVERSIFIED FINANCIALS (0.0%)
    Morgan Stanley India Investment Fund, Inc. (1)                  100        1,056
                                                                          ----------
ENERGY (0.2%)
    Hindustan Petroleum Corp., Ltd.                              32,400       73,989
    Reliance Industries, Ltd.                                     4,659       30,157
                                                                          ----------
                                                                             104,146
                                                                          ----------
FOOD, BEVERAGE & TOBACCO (0.4%)
    ITC Agro-Tech, Ltd. GDR                                      15,200      275,880
                                                                          ----------
MATERIALS (1.1%)
    Grasim Industries, Ltd.                                         500        2,170
    Hindalco Industries, Ltd. GDR                                12,500      190,000
    Reliance Industries, Ltd. GDR                                36,804      493,174
                                                                          ----------
                                                                             685,344
                                                                          ----------
PHARMACEUTICALS & BIOTECHNOLOGY (0.2%)
    Ranbaxy Laboratories, Ltd. (1)                                7,200      124,200
                                                                          ----------
SOFTWARE & SERVICES (0.8%)
    Infosys Technologies, Ltd. ADR (1)                            3,500      481,250
    Pentamedia Graphics, Ltd.                                       200        1,487
    SSI, Ltd. (1)                                                 8,400       38,892
                                                                          ----------
                                                                             521,629
                                                                          ----------
TELECOMMUNICATION SERVICES (0.4%)
    Videsh Sanchar Nigam, Ltd. ADR                               30,800      227,150
                                                                          ----------
    TOTAL INDIA                                                            2,265,178
                                                                          ----------
ISRAEL (3.8%)
SOFTWARE & SERVICES (2.2%)
    Check Point Software Technologies, Ltd. (1)                   8,809    1,395,125
                                                                          ----------
TECHNOLOGY HARDWARE & EQUIPMENT (1.6%)
    Orbotech, Ltd. (1)                                           18,850      997,872
                                                                          ----------
    TOTAL ISRAEL                                                           2,392,997
                                                                          ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                 NUMBER
                                                                   OF
                                                                 SHARES     VALUE
                                                                 ------     -----
COMMON STOCKS (CONT'D)
MALAYSIA (3.8%)
BANKS (1.3%)
    Malayan Banking BHD                                         211,000   $  844,027
                                                                          ----------
HOTELS RESTAURANTS & LEISURE (1.1%)
    Genting BHD                                                  77,405      197,593
    Resorts World                                               132,000      231,007
    Tanjong PLC                                                 130,000      242,902
                                                                          ----------
                                                                             671,502
                                                                          ----------
TECHNOLOGY HARDWARE & EQUIPMENT (0.6%)
    Digi.com BHD (1)                                            234,000      351,011
                                                                          ----------
UTILITIES (0.8%)
    Tenaga Nasional BHD                                         160,351      519,047
                                                                          ----------
    TOTAL MALAYSIA                                                         2,385,587
                                                                          ----------
MEXICO (10.4%)
BANKS (2.1%)
    Grupo Financiero Banamex Accival SA de CV Class O  (1)      408,444      634,205
    Grupo Financiero Bancomer SA de CV Class O (1)            1,154,810      714,350
                                                                          ----------
                                                                           1,348,555
                                                                          ----------
FOOD, BEVERAGE & TOBACCO (2.2%)
    Coca-Cola Femsa SA ADR                                       28,126      539,668
    Grupo Modelo SA de CV Class C                               321,143      855,691
                                                                          ----------
                                                                           1,395,359
                                                                          ----------
MATERIALS (0.5%)
    Cemex SA de CV ADR (1)                                       16,534      349,281
    Kimberly-Clark de Mexico SA de CV Class A                        17           43
                                                                          ----------
                                                                             349,324
                                                                          ----------
MEDIA (1.1%)
    Grupo Televisa SA (1)                                        12,700      687,388
                                                                          ----------
RETAILING (1.6%)
    Wal-Mart de Mexico SA de CV (1)                              42,000    1,011,579
                                                                          ----------
TELECOMMUNICATION SERVICES (2.9%)
    Telefonos de Mexico SA ADR                                   34,000    1,833,875
                                                                          ----------
    TOTAL MEXICO                                                           6,626,080
                                                                          ----------
POLAND (0.5%)
TELECOMMUNICATION SERVICES (0.5%)
    Telekomunikacja Polska SA                                    58,725      300,806
                                                                          ----------
    TOTAL POLAND                                                             300,806
                                                                          ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                 NUMBER
                                                                   OF
                                                                 SHARES     VALUE
                                                                 ------     -----
COMMON STOCKS (CONT'D)
RUSSIA (3.2%)
ENERGY (2.5%)
    Lukoil Holding ADR                                           16,700   $  891,780
    Surgutneftegaz ADR                                           50,700      651,495
                                                                          ----------
                                                                           1,543,275
                                                                          ----------
UTILITIES (0.7%)
    Unified Energy Systems ADR                                   37,200      470,580
                                                                          ----------
    TOTAL RUSSIA                                                           2,013,855
                                                                          ----------
SINGAPORE (0.0%)
BANKS (0.0%)
    Oversea-Chinese Banking Corp., Ltd.                             242        1,544
                                                                          ----------
MEDIA (0.0%)
    Singapore Press Holdings, Ltd.                                   39          558
                                                                          ----------
    TOTAL SINGAPORE                                                            2,102
                                                                          ----------
SOUTH AFRICA (7.5%)
BANKS (1.5%)
    Standard Bank Investment Corp., Ltd.                        266,671      934,945
                                                                          ----------
CAPITAL GOODS (1.1%)
    Imperial Holdings, Ltd. (1)                                 103,677      725,609
                                                                          ----------
DIVERSIFIED FINANCIALS (0.4%)
    Johnnic Holdings, Ltd.                                       19,993      227,479
                                                                          ----------
FOOD, BEVERAGE & TOBACCO (1.1%)
    South African Breweries PLC                                 120,223      720,527
                                                                          ----------
INSURANCE (1.4%)
    Liberty Group, Ltd. (1)                                     120,305      918,383
                                                                          ----------
MATERIALS (2.0%)
    Anglogold, Ltd.                                              14,101      401,100
    Anglo American Platinum Corp., Ltd.                           5,900      230,114
    De Beers Consolidated Mines, Ltd. ADR                        22,000      613,250
                                                                          ----------
                                                                           1,244,464
                                                                          ----------
    TOTAL SOUTH AFRICA                                                     4,771,407
                                                                          ----------
SOUTH KOREA (9.5%)
BANKS (1.9%)
    Housing & Commercial Bank of Korea                           39,017      938,155
    Housing & Commercial Bank of Korea GDR                        1,823       44,208
    Kookmin Bank                                                 18,700      213,722
                                                                          ----------
                                                                           1,196,085
                                                                          ----------
MATERIALS (0.6%)
    Pohang Iron & Steel Co., Ltd.                                 5,600      325,427
    Pohang Iron & Steel Co., Ltd. ADR                             1,800       28,463
                                                                          ----------
                                                                             353,890
                                                                          ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                 NUMBER
                                                                   OF
                                                                 SHARES     VALUE
                                                                 ------     -----
COMMON STOCKS (CONT'D)
SOUTH KOREA (cont'd)
TECHNOLOGY HARDWARE & EQUIPMENT (2.1%)
    Samsung Electro-Mechanics Co. (1)                             8,750   $  280,010
    Samsung Electronics Co., Ltd.                                 8,605    1,078,026
                                                                          ----------
                                                                           1,358,036
                                                                          ----------
TELECOMMUNICATION SERVICES (3.2%)
    Korea Telecom Corp.                                          12,047      709,606
    Korea Telecom Corp. ADR                                       1,800       66,375
    SK Telecom Co., Ltd.                                          5,937    1,265,733
                                                                          ----------
                                                                           2,041,714
                                                                          ----------
UTILITIES (1.7%)
    Korea Electric Power Corp. (1)                               45,510    1,016,258
    Korea Electric Power Corp. ADR (1)                            2,600       31,688
                                                                          ----------
                                                                           1,047,946
                                                                          ----------
    TOTAL SOUTH KOREA                                                      5,997,671
                                                                          ----------
TAIWAN (11.0%)
BANKS (1.8%)
    Bank Sinopac (1)                                            902,900      375,280
    Chinatrust Commercial Bank                                1,228,600      778,318
                                                                          ----------
                                                                           1,153,598
                                                                          ----------
CONSUMER DURABLES & APPAREL (1.6%)
    Far Eastern Textile, Ltd.                                 1,212,000      996,270
                                                                          ----------
MATERIALS (1.4%)
    China Steel Corp.                                           399,000      230,572
    Formosa Plastics Corp.                                      442,000      703,433
                                                                          ----------
                                                                             934,005
                                                                          ----------
TECHNOLOGY HARDWARE & EQUIPMENT (6.2%)
    Asustek Computer, Inc.                                      122,000      606,986
    Hon Hai Precision Industry                                   45,500      237,624
    Macronix International Co., Ltd. ADR (1)                      1,935       27,332
    Taiwan Semiconductor Manufacturing Co., Ltd. (1)            525,000    1,589,931
    Taiwan Semiconductor Manufacturing Co., Ltd. ADR (1)          1,000       22,688
    United Microelectronics Co., Ltd. (1)                       471,620      830,730
    Via Technologies, Inc. (1)                                   71,000      509,025
    Winbond Electronics Corp. (1)                               102,765       99,399
                                                                          ----------
                                                                           3,923,715
                                                                          ----------
    TOTAL TAIWAN                                                           7,007,588
                                                                          ----------
TURKEY (6.3%)
BANKS (2.2%)
    Dogan Yayin Holding AS (1)                               60,564,486      789,418
    Yapi Ve Kredi Bankasi AS (1)                             68,502,224      591,910
                                                                          ----------
                                                                           1,381,328
                                                                          ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                 NUMBER
                                                                   OF
                                                                 SHARES     VALUE
                                                                 ------     -----
COMMON STOCKS (CONT'D)
TURKEY (cont'd)
CONSUMER DURABLES & APPAREL (0.6%)
    Vestel Elektronik Sanayi Ve Ticaret AS (1)                1,900,000  $   389,566
                                                                         -----------
DIVERSIFIED FINANCIALS (2.9%)
    Koc Holding AS                                            9,676,166      616,441
    Turkiye Is Bankasi AS Class C                            63,832,800    1,215,308
                                                                         -----------
                                                                           1,831,749
                                                                         -----------
TELECOMMUNICATION SERVICES (0.6%)
    Turkcell Iletisim Hizmetleri AS ADR (1)                      37,900      414,531
                                                                         -----------
    TOTAL TURKEY                                                           4,017,174
                                                                         -----------
UNITED STATES (0.6%)
SOFTWARE & SERVICES (0.6%)
    AsiaInfo Holdings, Inc. (1)                                  33,100      401,338
                                                                         -----------
    TOTAL UNITED STATES                                                      401,338
                                                                         -----------
TOTAL COMMON STOCKS (Cost $60,052,214)                                    55,718,228
                                                                         -----------
PREFERRED STOCKS (0.5%)
BRAZIL (0.5%)
BANKS (0.5%)
    Banco Itau SA (1)                                         3,837,808      298,633
                                                                         -----------
ENERGY (0.0%)
    Petroleo Brasileiro SA                                            1           27
                                                                         -----------
    TOTAL BRAZIL                                                             298,660
                                                                         -----------
TAIWAN (0.0%)
BANKS (0.0%)
    Taishin International Bank                                      735          225
                                                                         -----------
    TOTAL TAIWAN                                                                 225
                                                                         -----------
TOTAL PREFERRED STOCKS (Cost $303,917)                                       298,885
                                                                         -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                 NUMBER
                                                                   OF
                                                                 SHARES     VALUE
                                                                 ------     -----
RIGHT (0.0%)
THAILAND (0.0%)
TELECOMMUNICATION SERVICES (0.0%)
    TelecomAsia Corp. Public Co., Ltd. (Cost $0) 1              191,874  $         0
                                                                         -----------
SHORT TERM INVESTMENTS (5.8%)
    Institutional Money Market Trust                            604,224      604,224
    RBB Money Market Portfolio                                3,063,331    3,063,331
                                                                         -----------
TOTAL SHORT TERM INVESTMENTS (Cost $3,667,555)                             3,667,555
                                                                         -----------
TOTAL INVESTMENTS AT VALUE (94.2%) (Cost $64,023,686 (2))                 59,684,668

OTHER ASSETS IN EXCESS OF LIABILITIES (5.8%)                               3,700,902
                                                                         -----------
NET ASSETS (100.0%)                                                      $63,385,570
                                                                         ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                       GDR = Global Depository Receipt

--------------------------------------------------------------------------------
 (1) Non-income producing security.
 (2) Cost for federal income tax purposes is $65,384,434.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
--------------------------------------------------------------------------------

ASSETS
    Investments at value (Cost - $64,023,686)                       $59,684,668
    Foreign currency (Cost - $2,905,212)                              2,816,158
    Receivable for investments sold                                      52,653
    Receivable for Fund shares sold                                   1,556,175
    Dividends, interest and reclaim receivable                           26,449
    Receivable from investment adviser                                   67,900
    Prepaid expenses and other assets                                    64,868
                                                                    -----------
      Total Assets                                                   64,268,871
                                                                    -----------
LIABILITIES
    Advisory fee payable                                                 54,721
    Administrative fee payable                                            2,611
    Directors' fee payable                                                2,826
    Payable for investments purchased                                   713,819
    Payable for Fund shares redeemed                                     40,091
    Accrued expenses payable                                             61,452
    Other liabilities                                                     7,781
                                                                    -----------
      Total Liabilities                                                 883,301
                                                                    -----------
NET ASSETS
    Capital stock, $0.001 par value                                       7,017
    Paid-in capital                                                 108,495,400
    Accumulated undistributed net investment income                     185,785
    Accumulated net realized loss from investments
      and foreign currency transactions                             (40,874,777)
    Net unrealized depreciation from investments
      and foreign currency translations                              (4,427,855)
                                                                    -----------
      Net Assets                                                    $63,385,570
                                                                    ===========
COMMON SHARES
    Net assets                                                      $60,481,869
                                                                    -----------
    Shares outstanding                                                6,696,304
                                                                    -----------
    Net asset value, offering price and
      redemption price per share                                    $      9.03
                                                                    ===========
ADVISOR SHARES
    Net assets                                                      $    66,421
                                                                    -----------
    Shares outstanding                                                    7,567
                                                                    -----------
    Net asset value, offering price
      and redemption price per share                                $      8.78
                                                                    ===========
INSTITUTIONAL SHARES
    Net assets                                                      $ 2,837,280
                                                                    -----------
    Shares outstanding                                                  313,520
                                                                    -----------
    Net asset value, offering price
      and redemption price per share                                $      9.05
                                                                    ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                       $ 3,284,632
    Interest                                                            204,651
    Foreign Taxes Withheld                                             (133,268)
                                                                    ------------
      Total investment income                                         3,356,015
                                                                    ------------
EXPENSES:
    Investment advisory fees                                          1,124,537
    Shareholder servicing/distribution fees                             217,229
    Administrative Services fees                                        177,220
    Interest expense                                                    148,803
    Custodian/Sub-custodian fees                                        139,131
    Transfer agent fees                                                 138,325
    Printing fees                                                       104,108
    Registration fees                                                    80,562
    Legal fees                                                           40,920
    Audit fees                                                           17,721
    Offering/Organizational costs                                         7,386
    Directors fees                                                        5,375
    Insurance expense                                                     2,238
                                                                    ------------
                                                                      2,203,555
    Less: fees waived and
      transfer agent offsets                                           (728,419)
                                                                    ------------
      Total expenses                                                  1,475,136
                                                                    ------------
        Net investment income                                         1,880,879
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain from investments (net of
      capital gains taxes of $1,479,574)                             18,272,445
    Net realized loss from foreign currency transactions               (524,520)
    Net change in unrealized appreciation
      (depreciation) from investments                               (15,159,359)
    Net change in unrealized appreciation (depreciation)
      from foreign currency translations (net of
      estimated deferred capital gain taxes
      of $(46,366))                                                  (1,275,338)
                                                                   ------------
    Net realized and unrealized gain from investments
      and foreign currency related items                              1,313,228
                                                                   ------------
    Net increase in net assets resulting from operations           $  3,194,107
                                                                   ============

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                           FOR THE         FOR THE
                                                          YEAR ENDED      YEAR ENDED
                                                      OCTOBER 31, 2000 OCTOBER 31, 1999
                                                      ---------------- ----------------
FROM OPERATIONS:
  Net investment income                                  $  1,880,879   $      361,573
  Net realized gain from investments
    and foreign currency transactions
    (net of capital gains taxes of
    $1,479,574 and $722,400, respectively.)                17,747,925        2,606,242
  Net change in unrealized appreciation
    (depreciation) from investments
    and foreign currency translations (net of
    estimated deferred capital gains taxes
    of $(46,366) and $46,366, respectively.)              (16,434,697)      20,089,488
                                                        -------------    -------------
    Net increase in net assets
      resulting from operations                             3,194,107       23,057,303
                                                        -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                            341,488,567      164,611,366
  Exchange value of shares due to merger                    7,789,270                0
  Net asset value of shares redeemed                     (356,911,101)    (180,058,486)
                                                        -------------    -------------
    Net decrease in net assets
      from capital share transactions                      (7,633,264)     (15,447,120)
                                                        -------------    -------------
    Net increase (decrease) in net assets                  (4,439,157)       7,610,183

NET ASSETS:
  Beginning of year                                        67,824,727       60,214,544
                                                        -------------    -------------
  End of year                                           $  63,385,570    $  67,824,727
                                                        =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME:                    $     185,785    $           0
                                                        =============    =============

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For an Institutional Class share of the Fund Outstanding Throughout The Period)
--------------------------------------------------------------------------------

                                                       FEBRUARY 11, 2000
                                                        (INCEPTION DATE)
                                                     THROUGH OCTOBER 31, 2000
                                                     ------------------------
PER-SHARE DATA
  Net asset value, beginning of period                       $14.26
                                                             ------
INVESTMENT ACTIVITIES:
  Net investment income                                        0.07
  Net losses on investments and foreign currency
    related items (both realized and unrealized)              (5.28)
                                                             ------
      Total from investment activities                        (5.21)
                                                             ------
NET ASSET VALUE, END OF PERIOD                               $ 9.05
                                                             ======
Total return                                                 (36.54)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                     $2,837
  Ratio of expenses to average net assets (2)                  1.37%
  Ratio of net investment income to average net assets          .70%
  Decrease reflected in above operating expense ratios
    due to waivers/reimbursements                               .77%
Portfolio turnover rate                                      232.47%
--------------------------------------------------------------------------------
(1)  Non annualized.

(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Institutional Class shares' expenses by .02% for the period ended October 31, 2000. The Institutional Class shares' operating expense ratios after reflecting these arrangements was 1.35% for the period ended October 31, 2000.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The  Warburg  Pincus   Emerging   Markets  Fund  (the  "Fund"),   a  Maryland
Corporation, is registered under the 1940 Act as a non-diversified, open-end management investment company.

   The Investment objective for the Fund is to seek growth of capital.

   The Fund offers three classes of shares, one class being referred to as the Common Class, one class being referred to as the Advisor Class, and one class being referred to as the Institutional Class. Common, Advisor, and Institutional shares of the Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for the Fund bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of
 .25% of the average daily net asset value of the Fund's Common Class shares. Institutional Class shares of the Fund are not subject to shareholder servicing or distribution fees. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed .75% of the average daily net asset value of the Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

   Effective close of business on February 11, 2000, the Fund acquired all of the net assets of the Warburg Pincus Emerging Markets II Fund ("Emerging Markets II") in a tax-free exchange of shares. The shares exchanged were 119,041 shares (valued at $1,697,652) of the Common Class of the Fund for 79,472 shares of the Common Class of Emerging Markets II and 427,128 shares (valued at $6,091,618) of the Institutional Class of the Fund for 285,285 shares of the Institutional Class of Emerging Markets II. The Emerging Markets II net assets of $7,789,270 at that date, which consisted of $1,364,481 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Emerging Markets II and the Fund immediately before the acquisition were $7,789,270 and $124,330,766, respectively and the combined net assets of the Fund were $132,120,036.

   The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. If market quotations are not readily available, securities and other assets are valued by another method that the

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   The Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2000, the Fund had no open forward foreign currency contracts.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for the Fund. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   The Fund may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned.

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Costs incurred in connection with the organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date the Fund commenced its operations.

   Pursuant  to an  Exemptive  Order  issued  by  the  Securities  and  Exchange
Commission, the Fund, along with other Funds advised by Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM"), may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2000, the Fund had no investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Fund has an arrangement with its transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense.

   For  the  year  ended  October  31,  2000,  the  Fund  received   credits  or
reimbursements under this arrangement in the amount of $17,326.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM serves as the Fund's investment advisor. For its investment advisory services, CSAM receives a fee of 1.25% of the Fund's average daily net assets.

   For the year ended October 31, 2000, investment advisory fees and waivers were:

                     GROSS                                  NET
                 ADVISORY FEE          WAIVER          ADVISORY FEE
                 ------------        ----------        ------------
                  $1,124,537         $(711,093)          $413,444

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as the Fund's co-administrators. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

   For the year ended October 31, 2000, administrative services fees earned by CSAMSI amounted to $57,162.

   For its administrative services through July 31, 2000, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ------------------------            -------------------------------
           First $250 million                 .12% of average daily net assets
           Next $250 million                  .10% of average daily net assets
           Next $250 million                  .08% of average daily net assets
           Over $750 million                  .05% of average daily net assets

   Effective August 1, 2000, for its administrative services, PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ------------------------            ---------------------------------
           First $500 million                  .11% of average daily net assets
           Next $1 billion                     .09% of average daily net assets
           Over $1.5 billion                   .07% of average daily net assets

   For the year ended October 31, 2000, administrative service fees earned by PFPC (including out of pocket expenses) amounted to $120,058.

   Provident Distributors, Inc. ("PDI") served as the distributor of the Fund's shares until August 1, 2000. On August 1, 2000, CSAMSI replaced PDI as distributor to the Fund. No compensation was payable by the Fund to PDI for distribution services. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common Class shares of the Fund and at an annual rate of .50% of the Advisor Class shares of the Fund. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services.

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the year ended October 31, 2000, shareholder servicing and distribution fees paid to CSAMSI were as follows:

                                                 SHAREHOLDER SERVICING
                                                   DISTRIBUTION FEE
                                                  --------------------
            Common Class shares                     $  216,842
            Advisor Class shares                           387
                                                    ----------
                                                    $  217,229
                                                    ==========

3. LINE OF CREDIT

     The Fund, together with other funds advised by CSAM, has established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility which is allocated among the participating Funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At October 31, 2000, there were no loans outstanding for the Fund. During the year ending October 31, 2000, the Fund had the following borrowings under the line of credit agreement.

                                       AVERAGE            MAXIMUM
                 AVERAGE DAILY        INTEREST          DAILY LOAN
                 LOAN BALANCE          RATE %           OUTSTANDING
                 -------------        --------          -----------
                  $1,600,603           6.672%           $13,366,000


4. INVESTMENTS IN SECURITIES

   For the year  ended  October  31,  2000,  purchases  and sales of  investment
securities   (excluding   short-term    investments)   were   $336,329,007   and
$349,306,774, respectively.

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------


4. INVESTMENTS IN SECURITIES -- (CONT'D)

   At October 31, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                  UNREALIZED         UNREALIZED       NET UNREALIZED
                 APPRECIATION       DEPRECIATION       APPRECIATION
                 ------------       -------------     --------------
                  $4,689,657        $(10,389,423)      $(5,699,766)


5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common shares, one billion are classified as Advisor shares, and one billion are classified as Institutional shares. Transactions in the classes of the Fund were as follows:

                                   COMMON CLASS SHARES                                  ADVISOR CLASS SHARES
                 ---------------------------------------------------------     -----------------------------------------
                      FOR THE YEAR ENDED           FOR THE YEAR ENDED          FOR THE YEAR ENDED    FOR THE YEAR ENDED
                       OCTOBER 31, 2000             OCTOBER  31,1999            OCTOBER 31, 2000       OCTOBER 31,1999
                 ---------------------------   ---------------------------    --------------------    ------------------
                    SHARES         VALUE         SHARES          VALUE         SHARES      VALUE      SHARES     VALUE
                 -----------   -------------   -----------   -------------    -------    ---------    ------    --------
Shares sold       29,336,126   $ 341,084,971    20,639,374   $ 164,584,361     19,088    $ 239,930     3,005    $ 27,005
Shares exchanged
  due to merger      119,041       1,697,652             0               0          0            0         0           0
Shares
  repurchased    (30,071,481)   (355,261,716)  (22,454,708)   (180,042,232)   (16,175)    (201,146)   (2,367)    (16,254)
                 -----------   -------------   -----------   -------------    -------    ---------    ------    --------
Net increase/
  (decrease)        (616,314)  $ (12,479,093)   (1,815,334)  $ (15,457,871)     2,913    $  38,784       638    $ 10,751
                 ===========   =============   ===========   =============    =======    =========    ======    ========

                INSTITUTIONAL CLASS SHARES
                --------------------------
                   FOR THE YEAR ENDED
                    OCTOBER 31, 2000
                --------------------------
                   SHARES       VALUE
                  --------   -----------
Shares sold         12,601   $   163,666
Shares exchanged
  due to merger    427,128     6,091,618
Shares
  repurchased     (126,209)   (1,448,239)
                  --------   -----------
Net increase       313,520   $ 4,807,045
                  ========   ===========

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------


6. NET ASSETS

   At October 31, 2000, capital contributions, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and foreign currency transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, equity swap transactions and foreign taxes on capital gains. The Fund reclassified $1,695,094 from accumulated net realized loss on investments and foreign currency transactions to accumulated undistributed net investment income. Net investment income, net realized loss on investments and net assets were not affected by these reclassifications.


7. CAPITAL LOSS CARRYOVER

   At October 31, 2000, the Fund had capital loss carryovers of $39,514,029 expiring in 2006 available to offset possible future capital gains of the Fund.

   Included in paid in capital are capital loss carryovers that were acquired as a result of the merger between Emerging Markets II and the Fund. There may be limitations on their use in accordance with IRS regulations.


8. OTHER FINANCIAL HIGHLIGHTS

   The Fund offers three classes of shares, one class being referred to as the Common Class, one class being referred to as the Advisor Class, and one class being referred to as the Institutional Class. Common, Advisor, and Institutional shares in each Fund represent an equal pro rata interest in each Fund. The financial highlights for a Common Class share of the Fund as well as the financial highlights for an Advisor Class share of the Fund are as follows:

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------


8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                    COMMON CLASS
                                                  -----------------------------------------------
                                                           FOR THE YEAR ENDED OCTOBER 31,
                                                  -----------------------------------------------
                                                    2000      1999     1998       1997       1996
                                                  -------   -------   -------   --------  --------
PER-SHARE DATA
Net asset value, beginning of year                $  9.27   $  6.59   $ 10.82   $  12.19  $  11.28
                                                  -------   -------   -------   --------  --------
INVESTMENT ACTIVITIES:
  Net investment income                              0.04      0.05      0.11       0.04      0.07
  Net gains (losses) on investments and
    foreign currency related items (both
    realized and unrealized)                        (0.28)     2.63     (3.86)     (1.34)     0.99
                                                  -------   -------   -------   --------  --------
      Total from investment activities              (0.24)     2.68     (3.75)     (1.30)     1.06
                                                  -------   -------   -------   --------  --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income               0.00      0.00     (0.04)     (0.03)    (0.08)
  Distributions from net realized gains              0.00      0.00     (0.44)     (0.04)    (0.07)
                                                  -------   -------   -------   --------  --------
      Total dividends and distributions              0.00      0.00     (0.48)     (0.07)    (0.15)
                                                  -------   -------   -------   --------  --------
NET ASSET VALUE, END OF YEAR                      $  9.03   $  9.27   $  6.59   $  10.82  $  12.19
                                                  =======   =======   =======   ========  ========
Total return                                        (2.59)%   40.67%   (35.95)%   (10.71)%    9.46%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)            $60,482   $67,783   $60,189   $155,806  $218,421
  Ratio of expenses to average net assets(1)         1.67%     1.66%     1.65%      1.66%     1.62%
  Ratio of net investment income to average
    net assets                                        .44%      .55%     1.00%       .24%      .31%
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements              .79%      .73%      .63%       .46%      .77%
Portfolio turnover rate                            232.47%   196.07%   125.59%     92.48%    61.84%


--------------------------------------------------------------------------------
(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to theCommon Class shares' expenses by .02%, .01%, .00%, .01% and .01% for the years ending October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65%, 1.65% and 1.61% for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

WARBURG PINCUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------


8. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                       ADVISOR CLASS
                                         -------------------------------------------
                                               FOR THE YEAR ENDED OCTOBER 31
                                         -------------------------------------------
                                          2000      1999     1998     1997     1996
                                         -------   -------  -------  -------  ------
PER-SHARE DATA
  Net asset value, beginning of year     $  9.03   $  6.44  $ 10.87  $ 12.21  $11.30
                                         -------   -------  -------  -------  ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)              0.07      0.04     0.21     0.00   (0.08)
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)         (0.32)     2.55    (4.16)   (1.33)   1.11
                                         -------   -------  -------  -------  ------
      Total from investment activities     (0.25)     2.59    (3.95)   (1.33)   1.03
                                         -------   -------  -------  -------  ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income      0.00      0.00    (0.04)    0.00   (0.05)
  Distributions from net realized gains     0.00      0.00    (0.44)   (0.01)  (0.07)
                                         -------   -------  -------  -------  ------
      Total dividends and distributions     0.00      0.00    (0.48)   (0.01)  (0.12)
                                         -------   -------  -------  -------  ------
NET ASSET VALUE, END OF YEAR             $  8.78   $  9.03  $  6.44  $ 10.87  $12.21
                                         =======   =======  =======  =======  ======
Total return                               (2.77)%   40.22%  (37.71)% (10.94)%  9.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)   $    67   $    42  $    26  $   266  $  149
  Ratio of expenses to average
    net assets1                             1.92%     1.91%    1.90%    1.90%   1.90%
  Ratio of net investment income
    (loss) to average net assets             .29%      .81%    1.01%    (.09)%  (.57)%
  Decrease reflected in above
    operating expense ratios due to
    waivers/reimbursements                   .75%      .80%     .94%     .58%    .65%
Portfolio turnover rate                   232.47%   196.07%  125.59%   92.48%  61.84%


--------------------------------------------------------------------------------
(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .02%, .01%, .00%, .00% and .00% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90% for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.

WARBURG PINCUS EMERGING MARKETS FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of

Warburg, Pincus Emerging Markets Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Warburg, Pincus Emerging Markets Fund, Inc. at October 31, 2000, the results of its operations and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP


Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
December 15, 2000

WARBURG PINCUS EMERGING MARKETS FUND
SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

   A special meeting of shareholders of Warburg, Pincus Emerging Markets II Fund, Inc. (the "EM II Fund") was held on February 10, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve the Agreement and Plan of Reorganization, dated December 1, 1999 and amended as of January 27, 2000, providing that (1) the EM II Fund would transfer to Warburg, Pincus Emerging Markets Fund, Inc. (the "EM Fund") all or substantially all of the EMIIFund's assets in exchange for shares of the EM Fund and the assumption by the EM Fund of the EM II Fund's liabilities, (2) such shares of the EM Fund would be distributed to the shareholders of the EM II Fund in liquidation of the EM II Fund, and (3) the EM II Fund would be subsequently terminated.

                      For            247,793.230 shares     (52.61%)
                      Against            361.000 shares      (0.07%)
                      Abstain            928.000 shares      (0.20%)

   The Agreement and Plan of Reorganization was subsequently implemented as of the close of business on February 11, 2000.

   A special meeting of shareholders of the Fund was held on July 14, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve a Sub-Investment Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited.

                      For          3,610,721.950 shares      (97.1%)
                      Against         43,367.288 shares       (1.2%)
                      Abstain         64,453.665 shares       (1.7%)

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

                                [GRAPHIC OMITTED]

                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
             800-WARBURG (800-927-2874) [ ] www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSIEM-2-1000